Exhibit 99.2

Press Release

Federated Investors, Inc. Reports Third Quarter 2004 Earnings

•	Board increases quarterly dividend to $0.125 per share or 23 percent

•	Board authorizes additional 5 million shares for repurchase program

(PITTSBURGH, PA, October 28, 2004) — Federated Investors, Inc. (NYSE: FII), one of the nation’s largest investment managers, today reported earnings per diluted share (EPS) from continuing operations1 of $0.43 for the quarter ended September 30, 2004, a four percent decrease from Q3 2003’s EPS from continuing operations of $0.45 per share. Income from continuing operations for Q3 2004 was $47.2 million compared to income from continuing operations of $49.9 million for Q3 2003. Federated reported YTD 2004 EPS from continuing operations of $1.33, a two percent increase compared to EPS from continuing operations of $1.30 for the same period in 2003. For YTD 2004, income from continuing operations was $147.0 million compared to $146.1 million for the same period in 2003.

Federated’s assets under management were $177.6 billion at September 30, 2004, down eight percent from $194.1 billion at September 30, 2003. Consistent with industry trends during a period of higher short-term interest rates, Federated’s asset decline was due largely to lower money market and fixed income assets. Federated’s equity assets increased 17 percent from Q3 2003. Total average managed assets for the quarter were $181.8 billion, $16.9 billion lower than the $198.7 billion reported for Q3 2003.

“In a challenging interest-rate environment, we continue to grow our customer base for cash management and to work with our clients to implement effective equity and fixed-income strategies,” said J. Christopher Donahue, president and CEO. “In addition, we are pursuing growth initiatives in a number of other areas. These include acquisitions, such as the addition of $265.5 million in assets from the Banknorth mutual funds in August, the accelerated growth of equity assets in our managed account business and the continued investment in equity management talent.”

The company also announced today that its board of directors voted to increase the quarterly dividend to $0.125 per share, up 23 percent from the prior quarter and up 47 percent from the dividend declared a year ago. The board declared a quarterly dividend payable on November 15,

Contacts:
MEDIA	MEDIA	ANALYSTS
Meghan McAndrew	J.T. Tuskan	Ray Hanley
(412) 288-8103	(412) 288-7895	(412) 288-1920
mmcandrew@federatedinv.com	jtuskan@federatedinv.com	rhanley@federatedinv.com

Federated Reports Q3 2004 Earnings

October 28, 2004

2004, to shareholders of record as of November 8, 2004. Federated continued its share buyback program in the third quarter by purchasing 1,718,400 shares of Federated Investors, Inc. class B common stock for $48.8 million in the open market. Federated’s board of directors also authorized a new share repurchase program whereby the company can repurchase an additional five million shares through its share repurchase program, which will expire on December 31, 2006. With the additional shares, the company is authorized to repurchase up to 6.4 million shares.

Through its mutual funds and separate accounts, Federated managed $52.1 billion in equity and fixed-income assets as of September 30, 2004. Equity assets ended the quarter at $26.2 billion, up $3.9 billion from Q3 2003 and down $0.4 billion from Q2 2004. Federated’s net equity mutual fund sales continued to be positive for the quarter and YTD. Net equity sales were $20 million for Q3 2004 and were $473 million for YTD 2004. The company continued to derive strong sales from the Federated Kaufmann Fund, Federated Kaufmann Small Cap Fund, Federated Market Opportunity Fund, Federated Capital Appreciation Fund and Federated Muni and Stock Advantage Fund during the quarter.

Fixed-income assets ended the quarter at $25.9 billion, down $3.5 billion or 12 percent from Q3 2003 and up slightly from the end of Q2 2004. Federated’s fixed-income mutual funds had net redemptions of $823 million for Q3 2004 and $3.1 billion for YTD 2004.

Federated’s money market assets declined during the third quarter. Money market assets in both funds and separate accounts totaled $125.5 billion at September 30, 2004, down $16.8 billion or 12 percent from Q3 2003. Average money market assets in both funds and separate accounts totaled $129.9 billion for Q3 2004, down $17.7 billion or 12 percent from Q3 2003.

Financial Highlights

For Q3 2004, Federated derived 39 percent of its revenue from money market assets, 37 percent from equity assets, 19 percent from fixed-income assets and five percent from other products and services. For the quarter ended September 30, 2004, total revenue increased slightly to $205.2 million from $203.1 million for the same quarter in 2003. Total revenue for the first nine months of 2004 increased nine percent to $639.0 million from $586.2 million for the first nine months of 2003. Operating expenses increased two percent for Q3 2004 to $123.8 million from $121.5 million for Q3 2003. For the nine months ended September 30, 2004, operating expenses increased 11 percent to $386.1 million compared to $348.1 million for the same period in 2003.

Increases in other service fees, net; amortization of deferred sales commissions; and debt expense—nonrecourse include the result of applying financing treatment in 2004 to account for all B-share distribution-related funding arrangements. The impact of financing treatment in Q3 2004 was approximately $11.9 million of additional revenue, $8.9 million of additional operating expense and $4.2 million of additional debt expense—nonrecourse. For YTD 2004, the impact of financing treatment was approximately $36.9 million of additional revenue, $27.6 million of additional operating expense and $12.9 million of additional debt expense—nonrecourse.

Federated Reports Q3 2004 Earnings

October 28, 2004

As a result of certain contractual changes in 2004, the increases in Federated’s revenue and operating income were partially offset by the elimination of portfolio accounting revenue and expenses related to Federated-sponsored funds. Q3 2003 and YTD 2003 included $4.2 million and $12.4 million, respectively, of revenue and $3.5 million and $10.3 million, respectively, of operating expenses that, due to the portfolio accounting contract changes, are no longer recorded effective January 1, 2004.

Federated will host an earnings conference call at 9 a.m. Eastern on Friday, October 29, 2004. Investors are invited to listen to Federated’s Q3 earnings teleconference by calling 888-412-9259 (domestic) or 706-679-0848 (international) prior to the 9 a.m. Eastern start time. The call may also be accessed in real time on the Internet via the About Us section of www.federatedinvestors.com. A replay will be available after 1 p.m. Eastern and until November 5, 2004, by calling 800-642-1687 (domestic) or 706-645-9291 (international) and entering code 1295556.

Federated Investors, Inc. is one of the largest investment managers in the United States, managing approximately $178 billion in assets as of September 30, 2004. With more than 135 mutual funds, various separately managed accounts and closed-end funds, Federated provides comprehensive investment management to 5,800 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top two percent of money market fund managers in the industry, the top five percent of fixed-income fund managers and the top six percent of equity fund managers2.

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1. Continuing operations exclude the sale of the firm’s mutual fund transfer agency business to Boston Financial Data Services on June 30, 2004. Financial results have been reclassified to reflect this activity as discontinued operations. For more information, see Federated’s related filing on form 8-K dated July 6, 2004 and Federated’s form 10-Q dated August 6, 2004.

2.Strategic Insight, August 31, 2004. Based on assets under management in open-end funds.

Certain statements in this press release, such as those related to the execution of the company’s growth strategy constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors include the ability to grow our customer base and successfully implement growth initiatives, as well as those factors discussed in the company’s annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be more likely to occur as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements in the future.

For more complete information on Federated funds, please visit www.federatedinvestors.com for prospectuses. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the fund’s prospectus, which investors should read carefully before investing.

Federated Securities Corp., is the distributor of the Federated funds. Separately managed accounts available through Federated Investment Counseling, a registered investment advisor.

Federated Reports Q3 2004 Earnings

October 28, 2004

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Quarter Ended Sept. 30,		% Change Q3 2003 to Q3 2004	Quarter Ended June 30, 2004	% Change Q2 2004 to Q3 2004
	2004	2003
Revenue
Investment advisory fees, net	$131,716	$135,368	(3)%	$137,137	(4)%
Administrative service fees, net	33,497	36,462	(8)	34,543	(3)
Other service fees, net	38,002	29,307	30	39,624	(4)
Other, net	1,974	1,937	2	1,780	11

Total Revenue	205,189	203,074	1	213,084	(4)

Operating Expenses
Compensation and related	42,088	44,490	(5)	41,852	1
General and administrative
Marketing and distribution	37,336	40,832	(9)	40,544	(8)
Professional service fees	6,697	9,302	(28)	10,206	(34)
Office and occupancy	5,563	5,850	(5)	5,660	(2)
Systems and communications	5,050	4,764	6	4,761	6
Advertising and promotional	3,655	4,228	(14)	4,277	(15)
Travel and related	2,956	3,137	(6)	3,184	(7)
Other	4,276	2,310	85	2,774	54

Total general and administrative	65,533	70,423	(7)	71,406	(8)
Amortization of deferred sales commissions	13,526	3,910	246	13,964	(3)
Amortization of intangible assets	2,669	2,630	1	2,692	(1)

Total Operating Expenses	123,816	121,453	2	129,914	(5)

Operating Income	81,373	81,621	(0)	83,170	(2)

Nonoperating Income (Expenses)
Investment income, net	759	415	83	633	20
Debt expense—recourse	(108)	(110)	(2)	(90)	20
Debt expense—nonrecourse	(5,082)	(1,062)	379	(5,246)	(3)
Other, net	5	—	—	(34)	(115)

Total Nonoperating Expenses, net	(4,426)	(757)	485	(4,737)	(7)

Minority interest	2,477	2,547	(3)	2,478	(0)

Income from continuing operations before income taxes	74,470	78,317	(5)	75,955	(2)
Income tax provision	27,269	28,412	(4)	27,306	(0)

Income from continuing operations	47,201	49,905	(5)	48,649	(3)

Discontinued operations, net of tax	(150)	1,035	(114)	2,000	(108)

Net Income	$47,051	$50,940	(8)%	$50,649	(7)%

Earnings Per Share—Basic
Income from continuing operations	$0.44	$0.47	(6)%	$0.45	(2)%
(Loss) Income from discontinued operations	$(0.00)	$0.01	(100)%	$0.02	(100)%

Net Income	$0.44	$0.48	(8)%	$0.47	(6)%

Earnings Per Share—Diluted
Income from continuing operations	$0.43	$0.45	(4)%	$0.44	(2)%
(Loss) Income from discontinued operations	$(0.00)	$0.01	(100)%	$0.02	(100)%

Net Income	$0.43	$0.46	(7)%	$0.46	(7)%

Weighted-average shares outstanding
Basic	107,591	106,900		107,654

Diluted	109,848	111,320		110,919

Dividends declared per share	$0.102	$0.085		$0.102

Federated Reports Q3 2004 Earnings

October 28, 2004

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Nine Months Ended Sept. 30,		% Change
	2004	2003
Revenue
Investment advisory fees, net	$410,419	$388,774	6%
Administrative service fees, net	103,778	108,167	(4)
Other service fees, net	119,099	83,678	42
Other, net	5,657	5,554	2

Total Revenue	638,953	586,173	9

Operating Expenses
Compensation and related	130,213	126,770	3
General and administrative
Marketing and distribution	119,379	115,184	4
Professional service fees	25,742	25,606	1
Office and occupancy	16,189	18,125	(11)
Systems and communications	14,964	15,016	(0)
Advertising and promotional	11,720	12,344	(5)
Travel and related	8,655	9,154	(5)
Other	9,460	7,452	27

Total general and administrative	206,109	202,881	2
Amortization of deferred sales commissions	41,803	10,553	296
Amortization of intangible assets	8,020	7,847	2

Total Operating Expenses	386,145	348,051	11

Operating Income	252,808	238,122	6

Nonoperating Income (Expenses)
Investment income, net	2,085	1,239	68
Debt expense—recourse	(289)	(362)	(20)
Debt expense—nonrecourse	(15,775)	(3,183)	396
Other, net	(118)	(102)	16

Total Nonoperating Expenses, net	(14,097)	(2,408)	485

Minority interest	7,466	7,643	(2)

Income from continuing operations before income taxes	231,245	228,071	1
Income tax provision	84,208	81,962	3

Income from continuing operations	147,037	146,109	1

Discontinued operations, net of tax	2,396	2,602	(8)

Net Income	$149,433	$148,711	0%

Earnings Per Share—Basic
Income from continuing operations	$1.36	$1.35	1%
Income from discontinued operations	$0.02	$0.02	(0)%

Net Income*	$1.39	$1.38	1%

Earnings Per Share—Diluted
Income from continuing operations	$1.33	$1.30	2%
Income from discontinued operations	$0.02	$0.02	(0)%

Net Income	$1.35	$1.32	2%

Weighted-average shares outstanding
Basic	107,880	107,954

Diluted	110,903	112,322

Dividends declared per share	$0.289	$0.212

*	Does not sum due to rounding.

Federated Reports Q3 2004 Earnings

October 28, 2004

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	Sept. 30, 2004	Dec. 31, 2003
Assets
Cash and other short-term investments	$209,062	$233,990
Other current assets	74,949	57,342
Deferred sales commissions, net	297,279	327,717
Intangible assets, net	285,040	226,268
Other long-term assets	34,817	33,911

Total Assets	$901,147	$879,228

Liabilities, Minority Interest and Shareholders’ Equity
Current liabilities	$122,164	$130,401
Long-term debt—recourse	45	542
Long-term debt—nonrecourse	293,080	327,142
Other long-term liabilities and minority interest	31,357	25,290
Shareholders’ equity excluding treasury stock	975,636	841,006
Treasury stock	(521,135)	(445,153)

Total Liabilities, Minority Interest and Shareholders’ Equity	$901,147	$879,228

Changes in Equity and Fixed-Income Fund Managed Assets

(in millions)

	Quarter Ended Sept. 30,		Nine Months Ended Sept. 30,
	2004	2003	2004	2003
Equity Funds
Beginning Assets	$24,074	$18,663	$22,817	$16,240

Sales	1,152	1,628	4,538	4,576
Redemptions	(1,132)	(1,267)	(4,065)	(3,932)

Net sales	20	361	473	644
Net exchanges	116	191	229	232
Acquisition related	105	47	105	47
Other*	(726)	802	(35)	2,901

Ending Assets	$23,589	$20,064	$23,589	$20,064

Fixed-Income Funds
Beginning Assets	$21,473	$24,709	$24,004	$22,169

Sales	1,624	3,296	6,132	11,592
Redemptions	(2,447)	(3,872)	(9,206)	(10,202)

Net (redemptions) sales	(823)	(576)	(3,074)	1,390
Net exchanges	220	(79)	24	(351)
Acquisition related	220	118	220	118
Other*	225	(84)	141	762

Ending Assets	$21,315	$24,088	$21,315	$24,088

*	Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.

Federated Reports Q3 2004 Earnings

October 28, 2004

(in millions)

MANAGED ASSETS	Sept. 30 2004	June 30, 2004	March 31, 2004	Dec. 31, 2003	Sept. 30, 2003
By Asset Class
Equity	$26,217	$26,598	$26,399	$25,627	$22,354
Fixed-income	25,926	25,858	29,498	29,517	29,421
Money market	125,474	131,385	138,005	142,773	142,294

Total Managed Assets	$177,617	$183,841	$193,902	$197,917	$194,069

By Market
Trust	$86,968	$91,507	$91,951	$96,131	$93,685
Broker/dealer*	45,103	45,570	47,982	48,023	46,912
Institutional*	23,400	24,418	28,220	30,330	30,994
International	2,606	2,486	2,658	2,452	2,219
Other	19,540	19,860	23,091	20,981	20,259

Total Managed Assets	$177,617	$183,841	$193,902	$197,917	$194,069

By Product Type
Mutual Funds:
Equity	$23,589	$24,074	$23,994	$22,817	$20,064
Fixed-income	21,315	21,473	23,824	24,004	24,088
Money market	112,672	117,543	121,788	128,878	128,583

Total Fund Assets	$157,576	$163,090	$169,606	$175,699	$172,735

Separate Accounts:
Equity	$2,628	$2,524	$2,405	$2,810	$2,290
Fixed-income	4,611	4,385	5,674	5,513	5,333
Money market	12,802	13,842	16,217	13,895	13,711

Total Separate Accounts	$20,041	$20,751	$24,296	$22,218	$21,334

Total Managed Assets	$177,617	$183,841	$193,902	$197,917	$194,069

AVERAGE MANAGED ASSETS	Sept. 30, 2004	June 30, 2004	March 31, 2004	Dec. 31, 2003	Sept. 30, 2003
By Asset Class
Equity	$25,746	$26,104	$26,394	$24,250	$21,860
Fixed-income	26,079	27,366	29,533	29,601	29,271
Money market	129,933	137,022	144,157	145,287	147,587

Total Avg. Assets	$181,758	$190,492	$200,084	$199,138	$198,718

By Product Type
Mutual Funds:
Equity	$23,207	$23,686	$23,623	$21,676	$19,658
Fixed-income	21,606	22,461	23,874	24,145	24,049
Money market	116,753	122,089	127,767	131,972	133,228

Total Avg. Fund Assets	$161,566	$168,236	$175,264	$177,793	$176,935

Separate Accounts:
Equity	$2,539	$2,418	$2,771	$2,574	$2,202
Fixed-income	4,473	4,905	5,659	5,456	5,222
Money market	13,180	14,933	16,390	13,315	14,359

Total Avg. Separate Acct.	$20,192	$22,256	$24,820	$21,345	$21,783

Total Avg. Assets	$181,758	$190,492	$200,084	$199,138	$198,718

ADMINISTERED ASSETS	Sept. 30, 2004	June 30, 2004	March 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Period End	$36,289	$43,566	$43,660	$43,428	$43,274
Average	$43,341	$43,331	$43,920	$43,754	$40,527

*	Certain amounts previously reported have been reclassified to conform with the current year’s presentation.